UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger (as defined below), Viasat, Inc., a Delaware corporation (the “Company” or “Viasat”) assumed the RigNet, Inc. 2019 Omnibus Incentive Plan (the “RigNet 2019 Plan”) and certain outstanding awards thereunder, including the assumption of the shares of common stock of RigNet, Inc., a Delaware corporation (“RigNet”) available for issuance under the RigNet 2019 Plan. In connection with the assumption of the RigNet 2019 Plan, the Compensation and Human Resources Committee of the Board of Directors of Viasat approved an amendment to the 1996 Equity Participation Plan of Viasat, Inc. (the “1996 Plan”), effective as of April 29, 2021 (the “Plan Amendment”). Pursuant to the Plan Amendment, shares of Viasat common stock, par value $0.0001 per share (the “Viasat Common Stock”) available for issuance under the RigNet 2019 Plan (as adjusted by the Exchange Ratio (as defined below)) will become available for future awards under the 1996 Plan, and will not reduce the number of shares of Viasat Common Stock authorized for grant under the 1996 Plan, provided that (i) such awards may only be made to individuals who were not employees or members of the board of directors of Viasat prior to the effective time of the Merger (the “Effective Time”), (ii) such shares will not be available for grants beyond the period when they would have been available under the RigNet 2019 Plan absent the Merger, and (iii) such awards are not made in any other manner that would violate the exception under Nasdaq Stock Market Rule 5635(c)(3) relied upon by Viasat in connection with the assumption of such RigNet shares and the reservation of such shares for issuance under the 1996 Plan. Additionally, the shares of Viasat Common Stock issuable pursuant to the assumed RigNet equity awards outstanding under the RigNet 2019 Plan may become available for issuance under the 1996 Plan to the extent such awards are terminated, expire or are otherwise cancelled following the Effective Time.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the completion of the acquisition described under Item 8.01 below is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 30, 2021, pursuant to the Agreement and Plan of Merger, dated as of December 20, 2020 (the “Merger Agreement”), by and among RigNet, Viasat and Royal Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Viasat (“Acquisition Sub”), Acquisition Sub merged with and into RigNet, with RigNet continuing as the surviving corporation and a wholly owned subsidiary of Viasat (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of RigNet common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.1845 (the “Exchange Ratio”) fully paid and non-assessable shares of Viasat Common Stock, plus the right to receive cash in lieu of any fractional shares of Viasat Common Stock.

Additionally, at the Effective Time, Viasat (i) assumed each outstanding and unexercised RigNet option (“RigNet Option”) held by an individual who following the Effective Time is an employee of Viasat within the meaning of Form S-8, with such RigNet Options henceforth representing the right to purchase a number of shares of Viasat Common Stock on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to such RigNet Option immediately prior to the Effective Time (with the number of options and exercise price being adjusted based on the Exchange

Ratio); and (ii) assumed each outstanding award of RigNet restricted stock units (“RigNet RSUs”) (other than as set forth in the next sentence) that is held by an individual who following the Effective Time is an employee of Viasat within the meaning of Form S-8 and that vests solely on the basis of continued employment or service (as opposed to performance vesting), with such RigNet RSUs henceforth representing a restricted stock unit award with respect to shares of Viasat Common Stock and otherwise remaining subject to the same vesting, settlement and other terms and conditions that applied to the underlying RigNet RSU immediately prior to the Effective Time, based on the Exchange Ratio. Certain RigNet RSUs accelerated in full and were settled in shares of RigNet common stock as of immediately prior to the Effective Time, which shares of RigNet common stock converted into shares of Viasat Common Stock at the Effective Time, as described above.

The issuance of shares of Viasat Common Stock to the former stockholders of RigNet was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-252618), as amended, filed by Viasat with the Securities and Exchange Commission (the “SEC”) and declared effective on March 18, 2021 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to Viasat’s Current Report on Form 8-K filed on December 21, 2020, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 30, 2021, issued by Viasat Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: April 30, 2021	By:	/s/ Paul Castor
	Name:	Paul Castor
	Title:	Vice President, Chief Corporate Counsel

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